UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2014

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Base Pay

On January 28, 2014, the Compensation Committee (the Compensation Committee) of the Board of Directors (the Board) of PDL BioPharma, Inc. (the Company) approved, and the Board later ratified, the following base salary increases for each of the named executive officers as set forth in the chart below:

Name	Title	2014 Base Salary	% Increase from 2013 Base Salary
John P. McLaughlin	President and Chief Executive Officer	$716,108	3%
Christopher Stone	Vice President, General Counsel and Secretary	$415,760	3.5%
Peter Garcia	Vice President and Chief Financial Officer	$405,600	4%
Danny Hart	Deputy General Counsel and Assistant Secretary	$318,240	4%
David Montez	Controller and Chief Accounting Officer	$249,600	4%

2014 Annual Bonus Plan

On January 28, 2014, the Compensation Committee approved, and the Board later ratified, a cash bonus plan covering the named executive officers for fiscal year 2014 (the 2014 Annual Bonus Plan).

Bonuses under the 2014 Annual Bonus Plan will be determined after evaluating 2014 corporate performance against the Company’s 2014 corporate goals and 2014 individual performance against the 2014 individual goals. The corporate and individual performance determinations are then weighted for each named executive officer.

The target bonus percentages and the maximum bonus percentage of the named executive officers’ annual average base salary compensation and the weighting of corporate and individual goals that will be used to determine each of our named executive officers’ fiscal year 2014 bonuses are set forth in the chart below:

Name	Title	Target Bonus	Maximum Bonus	Ratio of 2014 Corporate Goals/ 2014 Individual Goals
John P. McLaughlin	President and Chief Executive Officer	100%	200%	100%/0%
Christopher Stone	Vice President, General Counsel and Secretary	50%	100%	75%/25%
Peter Garcia	Vice President and Chief Financial Officer	50%	100%	75%/25%
Danny Hart	Deputy General Counsel and Assistant Secretary	40%	80%	75%/25%
David Montez	Controller and Chief Accounting Officer	30%	60%	75%/25%

In connection with the adoption of the 2014 Annual Bonus Plan, the Board adopted the Company’s 2014 corporate goals. The 2014 corporate goals and their relative weight are set forth in the chart below:

2014 Corporate Goal	Weight
Implement Corporate Strategy and Business Development	60%
Financing	20%
Genentech/Roche Litigation	5%
Optimize Cost of Capital	15%
Total	100%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BioPharma, inc. (Company)

By: /s/ John P. McLaughlin John P. McLaughlin President and Chief Executive Officer

Dated: January 31, 2014